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                                                                    EXHIBIT 10.5

                             NAPA NATIONAL BANCORP
                  1998 AMENDED AND RESTATED STOCK OPTION PLAN

                  AMENDED NONSTATUTORY STOCK OPTION AGREEMENT


     Napa National Bancorp, a California corporation (the "Company"), hereby amends the option to purchase Shares of its common stock that was previously granted on ___________ ("Original Option") to the optionee named below. The terms and conditions of this amended option are set forth in this cover sheet, in the attachment and in the Company's 1998 Amended and Restated Stock Option Plan (the "Plan"). Pursuant to actions approved by the Company's Board of Directors and shareholders, the unexercised portion of the Original Option has been assumed under the Plan and, in consideration of future services to be rendered by the optionee, has had its time period for exercise extended until __________ (subject to all earlier option termination provisions set forth in the attachment). This amended option incorporates all the terms and conditions of the Original Option's agreement with the exception of the extended expiration date.


Amended Option's Expiration Date:  _________________

Name of Optionee: ______________________

Optionee's Social Security Number: ____-___-____

Number of Shares of Common Stock Covered by Amended Option: ________________

Exercise Price per Share: $____________


   BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ENCLOSED.


Optionee: ________________________________________________________________
                                    (Signature)


Company:  ________________________________________________________________
                                    (Signature)

          Title:  ___________________________________


Attachment
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